UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	May 22, 2007

The Hallwood Group Incorporated

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-8303	51-0261339

(Commission File Number)	(IRS Employer Identification No.)

3710 Rawlins, Suite 1500, Dallas, Texas	75219

(Address of Principal Executive Offices)	(Zip Code)
(214) 528-5588

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE HALLWOOD GROUP INCORPORATED

ITEM 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

ITEM 8.01	OTHER EVENTS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURE

Exhibit 99.1
Press release dated May 22, 2007, disclosing receipt of a letter from the American Stock Exchange indicating that the Company is not in compliance with certain provisions of the AMEX’s continued listing standards for failure to timely file the Form 10-Q for the period ended March 31, 2007.

Exhibit 99.2	Article published by the Searcy, Arkansas Daily Citizen
Press Release
Article Published by the Searcy, Arkansas Daily Citizen

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Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
     The Company has received a notice from the staff of the American Stock Exchange (the “AMEX”), dated May 22, 2007, advising that the Company is not in compliance with AMEX’s continued listing standards, as provided in Sections 134 and 1101 of the AMEX Company Guide. The notice was prompted by the Company’s failure to timely file with the Securities and Exchange Commission the Company’s quarterly report on Form 10-Q as of and for the period ended March 31, 2007. For more information, see Item 8.01 of this current report.
     The AMEX notice requires that the Company submit a plan by June 22, 2007 advising the AMEX of action the Company has taken, or will take, to bring the Company into compliance with the continued listing standards by no later than November 20, 2007. As required by the AMEX’s notice, on May 22, 2007, the Company issued a press release disclosing the receipt of the notice and the Company’s non-compliance with the specified provisions of the AMEX continued listing standards. A copy of this press release is attached as Exhibit 99.1 to this current report on Form 8-K.
     The Company intends to submit a plan to the AMEX and anticipates that the Company will be able to file its Form 10-Q on or prior to June 4, 2007.
Item 8.01. Other Events
     On May 22, 2007, the Company issued a press release announcing that the Company was not able to file its quarterly report on Form 10-Q as of and for the period ended March 31, 2007 by May 21, 2007.
     The Company’s notification of late filing with respect to the Form 10-Q was filed with the SEC on May 16, 2007. The Company expects that it will be able to file its Form 10-Q on or before June 4, 2007. The delay in filing the Company’s Form 10-Q is primarily because the personnel responsible for preparing the Form 10-Q concentrated on filing the Company’s Form 10-K for the calendar year ended December 31, 2006, which was filed on May 14, 2007. The Company must now complete its closing process for the period ended March 31, 2007 before it will be able to file the Form 10-Q for that period.
     On May 17, 2007, the Searcy, Arkansas Daily Citizen website published an interview with a representative of Hallwood Energy, L.P., the Company’s 25% owned affiliate. A copy of the published interview is attached to this report as Exhibit 99.2. The article reported two statements that the Company believes are not accurate. The article stated that Hallwood Energy planned to drill 40 wells in Arkansas through the end of this year. Hallwood Energy’s current budget calls for 25 wells to be drilled in White County, Arkansas through the end of 2007. However, this budget is continually reviewed and may change from time to time. Hallwood Energy has not announced a budget or drilling plans for 2008. The article also stated that Hallwood Energy hopes that its wells will be producing 90 to 100 million cubic feet of gas per day by the end of 2008. Hallwood Energy has not announced any expectation of production for 2008. It is currently building a gas gathering pipeline in Arkansas that may eventually have a throughput capacity of 90 to 100 million cubic feet per day from all wells to which it could be connected, including wells in which Hallwood Energy has less than a 100% interest or no interest. However, the extent of the pipeline, its capacity and the wells to which it may be connected have not yet been finally determined and may change as Hallwood Energy’s and other companies’ plans in the area change. Hallwood Energy’s wells could be connected to this pipeline or to other pipelines in the area.

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Item 9.01 Financial Statements and Exhibits.
     The following exhibits are furnished in accordance with the provisions of Item 601 of Regulations S-K:

Exhibit
Number	Description of Exhibit
99.1
Press release dated May 22, 2007, disclosing receipt of a letter from the American Stock Exchange indicating that the Company is not in compliance with certain provisions of the AMEX’s continued listing standards for failure to timely file the Form 10-Q for the period ended March 31, 2007.

99.2	Article published by the Searcy, Arkansas Daily Citizen

THE HALLWOOD GROUP INCORPORATED
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Dated: May 22, 2007

THE HALLWOOD GROUP INCORPORATED
By:	/s/ Melvin J. Melle
	Name:	Melvin J. Melle
	Title:	Vice President & Chief Financial Officer

THE HALLWOOD GROUP INCORPORATED
EXHIBIT INDEX

Exhibit
Number	Name
99.1
Press release dated May 22, 2007, disclosing receipt of a letter from the American Stock Exchange indicating that the Company is not in compliance with certain provisions of the AMEX’s continued listing standards for failure to timely file the Form 10-Q for the period ended March 31, 2007.

99.2	Article published by the Searcy, Arkansas Daily Citizen